UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06665

T. Rowe Price Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Shareholders

Mid-Cap Growth Fund	December 31, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE MID-CAP GROWTH FUND

HIGHLIGHTS

■	Mid-cap growth stocks recorded losses over a turbulent year but handily outperformed their value counterparts and small-cap shares.

■	The Mid-Cap Growth Fund outperformed its benchmark and built on its long-term record of strong relative returns.

■	Our favorable stock selection in information technology benefited returns the most.

■	While the fourth-quarter downturn briefly improved valuations, we are skeptical that it represented a cleansing of excesses that could set the stage for another prolonged rally.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Management’s Discussion of Fund Performance

Fellow Shareholders

After a positive start to the year, but a tough one in terms of returns relative to our benchmark, our fund performed as we had hoped and suffered less in the fourth-quarter downturn that dragged stocks to their worst annual returns in a decade. As we describe below, we had long been expecting a pullback given the signs of excess on Wall Street, but we were surprised to see that what we view as the most overvalued stocks decline only in line with the overall market. For this reason, we suspect that the market has not yet been cleansed of its excesses, which suggests that further challenges may lie ahead.

The Mid-Cap Growth Fund returned -2.04% in the 12 months ended December 31, 2018. The fund outperformed its benchmark and peer group index and remained favorably ranked relative to its competitors over longer time periods. It is also the top-ranked fund in its category since its inception in 1992. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 91 of 386, 105 of 351, 22 of 330, 8 of 228, and 1 of 22 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year and since-inception periods ended December 31, 2018, respectively. Returns for the Advisor, R, and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

In recent years, we have described on occasion how a party seemed to be raging on Wall Street even as the gloom cast by the financial crisis seemed to linger over Main Street. In some sense, the situation was reversed in 2018, especially late in the year. Consumer sentiment reached multiyear highs as the unemployment rate touched multi-decade lows, and broad-based wage gains appeared to finally take hold after years of stagnation. The fiscal stimulus from the December 2017 tax cuts deserved part of the credit for an acceleration in growth, but a synchronized global expansion and healthy export markets also helped. Indeed, profit growth for multinationals was particularly strong, with overall profits for the S&P 500 rising by 25% (versus a year earlier) in the first three quarters of the year.

Strong earnings gains helped the major indexes reach record highs in early October, but cracks soon appeared in the rally’s foundations. Signs of a pronounced slowdown in China and, to a lesser extent, Europe led to fears that the deepening U.S.-China trade conflict was taking a toll on the global economy. Rising bond yields and continued short-term rate hikes from the Federal Reserve also weighed on sentiment. A decline in business investment and manufacturing activity in the U.S. also worried investors, but consumer spending continued at a healthy clip, and initial signals on holiday spending were positive.

Disappointing economic data and market turmoil triggered an abrupt reversal in the generally rising trend of long-term interest rates in November, signaling that investors were less confident in the sustainability of economic growth. As equity markets continued to tumble and President Trump tweeted criticism of the Fed for raising short-term rates, Fed Chair Jerome Powell and other officials quickly began offering assurances that they would postpone further short-term interest rate hikes if they detected continuing weakness in the global financial system. Chair Powell forcefully reiterated this view in late December, and the “Powell put” was born. Equity markets began a steep recovery on December 26. In any case, the blame for the slowing economy probably lay less with Powell than with the general policy chaos in Washington where a government shutdown compounded the already considerable anxiety over trade.

The fourth-quarter sell-off sent the Russell Midcap Growth Index and most of the other major benchmarks into bear market territory, down over 20% from their highs. However, mid-cap growth shares easily outperformed their value counterparts as well as small-caps. Within the Russell Midcap Growth Index, materials and energy sectors fared worst, falling over 20% for the year, while the defensive utilities and consumer staples segments performed best. The heavily weighted technology sector managed a gain of over 4% in 2018.

PORTFOLIO REVIEW

We discussed in our midyear letter how we had been positioning the fund more defensively in recent quarters, and this paid off for us late in the year as markets sank. Our technology holdings, in particular, performed better than many in the benchmark, providing a significant lift to our relative returns. Our top contributor was Keysight Technologies, a maker of electronic test and measurement equipment that proved surprisingly resilient in the wake of the destruction of much of its Santa Rosa, California, campus in wildfires late in 2016. The company is poised to enjoy robust demand as companies begin investing in 5G wireless infrastructure, and early sales in the area have been encouraging. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

We also enjoyed good returns from several software holdings such as Atlassian, best known for its application development software Jira, which has become the standard workflow platform for app developers. The stock surged through October on solid gains in revenue and billings. Cloud-based human resources software firm Workday also grew rapidly as it continued to seize market share from traditional providers. It was with a tinge of nostalgia that we began to sell our significant position in Red Hat, the leading provider of Linux-based software services, which we have owned in the fund since 2003, but we benefited when IBM announced in late October that it was acquiring the company at a significant premium. A small position in Tableau Software also performed well in reaction to strong demand for its subscription-based data visualization products.

Performance was hurt by some of our semiconductor positions. Microchip Technology fell after guidance fell short of expectations due to tariff-related uncertainty and disappointing results from its recent acquisition of Microsemi, but we still think that the combination of the two firms will yield meaningful cost synergies over the long term. Marvell Technology shares also suffered from similar challenges integrating a recent acquisition.

We ended the year considerably underweight in the new communication services sector, but we recorded solid gains from IAC/InterActiveCorp, an internet holding company that operates high-profile brands such as HomeAdvisor, Lending Tree, and Match.com. IAC has continued to see broad strength across its online operations, and the discount that investors apply to the sum of the company’s parts has continued to narrow.

Our consumer holdings were a mixed bag. Discount retailer Dollar General has continued to deliver slow but steady growth in the age of Amazon, thanks to its focus on lower-income consumers, cash and debit transactions, and the combination of convenience and value it offers its customers in over 15,000 stores across nearly every state. Tapestry, formerly known as Coach, has had difficulty integrating its small acquisition of luxury shoemaker Stuart Weitzman, and the stock also suffered from worries about reduced demand from Chinese consumers. Auto parts supplier Aptiv is well positioned due to its focus on electronic components, which represent an increasing share of the total value of a car, but the company has suffered from worries over a downturn in the European and Chinese auto markets.

Our health care holdings generally lagged. In our last letter, we discussed how shares in drugmaker Alkermes plunged in early April after the Food and Drug Administration (FDA) refused to consider its application for approval of a new antidepressant. While the FDA later reversed its decision, the stock remained weak as analysts lowered guidance and investors were underwhelmed by the company’s new schizophrenia treatment. Smaller positions such as in-store brands purveyor Perrigo and physician-outsourcer Mednax also weighed on returns, but we benefited from strong results at contact lens maker Cooper Companies.

INVESTMENT STRATEGY AND OUTLOOK

Another theme of our past letters has been the Fed’s neglect of its duty to take away the punch bowl when the party gets going on Wall Street, as Fed Chair William McChesney Martin once famously urged. The downbeat mood on Wall Street this year undoubtedly owed something to the Fed’s overdue efforts in that direction. (LBJ’s displeasure with Martin’s rate hikes in 1965 prefigured President Trump’s current dissatisfaction with Powell.) As the Fed reduces its balance sheet while slowly increasing interest rates, the liquidity that has artificially inflated asset prices has slowly begun to drain away. Over the coming years, we suspect that many companies that have relied on abundant, cheap capital to fund flawed business models will prove unable to adapt to a more normalized world.

Whether this reality has yet to sink in with investors is another question. While we had long been expecting a market pullback, it is telling that the nonearning companies with the frothiest valuations performed no worse than the overall market in the fourth-quarter drawdown—and they have also rallied the most in the days since. Indeed, so-called momentum stocks, or those that have already experienced the largest price gains, are more expensive relative to the overall market today than they have been at any time in the current expansion, according to one measure. This is one reason we are skeptical that the recent sell-off represented the sort of periodic cleansing of excess that sets the stage for another prolonged bull market.

We are also keenly aware that we are among a dwindling group of investors who pay careful attention to valuation and company fundamentals. More individual investors than ever are investing in indexes rather than companies, and hedge funds and other institutional players are increasingly relying on algorithms and other short-term trading strategies. Standing apart from the crowd helped us during the waning days of the dot-com boom, however, and we are optimistic that our risk discipline and long-term focus will again reward our shareholders over the long term.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 17, 2019

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/18
Teleflex	2.6%
Cooper Companies	2.1
Microchip Technology	2.0
Keysight Technologies	1.9
Hologic	1.9
Willis Towers Watson	1.7
Textron	1.7
Agilent Technologies	1.7
Harris	1.6
Ball	1.6
Sensata Technologies Holding	1.5
IAC/InterActiveCorp	1.5
Tapestry	1.5
TD Ameritrade Holding	1.5
Worldpay	1.5
Workday	1.5
IDEX	1.3
Norwegian Cruise Line Holdings	1.3
Dollar General	1.3
Roper Technologies	1.2
Verisk Analytics	1.2
Air Products & Chemicals	1.2
Corning	1.1
Fiserv	1.1
Fortive	1.0
Total	38.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/18

Best Contributors		Worst Contributors	
Ball	32¢	Textron	-61¢
Workday	28	Tapestry	-42
Atlassian	26	Microchip Technology	-38
Red Hat	25	CoreLogic	-32
Xilinx	23	Aptiv	-30
IAC/InterActiveCorp	20	Catalent	-24
Dollar General	18	Perrigo*	-23
O'Reilly Automotive	14	Conagra Brands	-21
Casey's General Stores	13	Concho Resources	-21
Cooper Companies	12	Alkermes	-21
Total	211¢	Total	-313¢

12 Months Ended 12/31/18

Best Contributors		Worst Contributors	
Keysight Technologies	60¢	Alkermes	-44¢
Red Hat	48	Aptiv*	-34
Atlassian	44	Coherent	-32
Workday	42	Tapestry	-31
IAC/InterActiveCorp	38	Microchip Technology	-29
Dexcom**	30	Textron	-29
Dollar General	28	Colfax	-29
Tableau Software	27	Norwegian Cruise Line Holdings	-27
Ball	26	Alnylam Pharmaceuticals	-26
O'Reilly Automotive	24	Concho Resources	-25
Total	367¢	Total	-306¢

*Position added.
**Position eliminated.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE					
Beginning of period	$ 87.02	$ 75.37	$ 73.32	$ 75.44	$ 72.78
Investment activities					
Net investment income (loss)[1] [2]	0.13	(0.03)	(0.02)	(0.08)	(0.13)
Net realized and unrealized gain/loss	(1.51)	18.68	4.67	4.93	9.46
Total from investment activities	(1.38)	18.65	4.65	4.85	9.33
Distributions					
Net investment income	(0.12)	–	–	–	–
Net realized gain	(9.14)	(7.00)	(2.60)	(6.97)	(6.67)
Total distributions	(9.26)	(7.00)	(2.60)	(6.97)	(6.67)
NET ASSET VALUE					
End of period	**$ 76.38**	**$ 87.02**	**$ 75.37**	**$ 73.32**	**$ 75.44**
Ratios/Supplemental Data					
Total return[2] [3]	**(2.04)%**	**24.86%**	**6.30%**	**6.56%**	**13.16%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	0.75%	0.76%	0.77%	0.77%	0.77%
Net expenses after waivers/payments by Price Associates	0.75%	0.76%	0.77%	0.77%	0.77%
Net investment income (loss)	0.15%	(0.03)%	(0.03)%	(0.09)%	(0.18)%
Portfolio turnover rate	25.2%	25.8%	28.7%	27.4%	26.6%
Net assets, end of period (in millions)	$ 21,085	$ 24,810	$ 21,468	$ 22,834	$ 22,677

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 5 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE					
Beginning of period	$ 84.50	$ 73.37	$ 71.41	$ 73.63	$ 71.16
Investment activities					
Net investment loss[1] [2]	(0.11)	(0.24)	(0.21)	(0.28)	(0.32)
Net realized and unrealized gain/loss	(1.45)	18.16	4.54	4.81	9.24
Total from investment activities	(1.56)	17.92	4.33	4.53	8.92
Distributions					
Net realized gain	(9.00)	(6.79)	(2.37)	(6.75)	(6.45)
NET ASSET VALUE					
End of period	**$ 73.94**	**$ 84.50**	**$ 73.37**	**$ 71.41**	**$ 73.63**

Ratios/Supplemental Data

Total return[2] [3]	**(2.30)%**	**24.53%**	**6.03%**	**6.28%**	**12.87%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	1.02%	1.01%	1.02%	1.03%	1.03%
Net expenses after waivers/payments by Price Associates	1.02%	1.01%	1.02%	1.03%	1.03%
Net investment loss	(0.13)%	(0.29)%	(0.29)%	(0.35)%	(0.43)%
Portfolio turnover rate	25.2%	25.8%	28.7%	27.4%	26.6%
Net assets, end of period (in millions)	$ 681	$ 1,013	$ 862	$ 1,175	$ 1,156

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 5 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE					
Beginning of period	$ 82.06	$ 71.38	$ 69.71	$ 72.11	$ 69.65
Investment activities					
Net investment loss[(1)(2)]	(0.34)	(0.44)	(0.38)	(0.46)	(0.49)
Net realized and unrealized gain/loss	(1.38)	17.64	4.42	4.71	9.03
Total from investment activities	(1.72)	17.20	4.04	4.25	8.54
Distributions					
Net realized gain	(8.71)	(6.52)	(2.37)	(6.65)	(6.08)
NET ASSET VALUE					
End of period	**$ 71.63**	**$ 82.06**	**$ 71.38**	**$ 69.71**	**$ 72.11**
Ratios/Supplemental Data					
Total return[(2)(3)]	**(2.55)%**	**24.20%**	**5.76%**	**6.03%**	**12.58%**
Ratios to average net assets:[(2)]					
Gross expenses before waivers/payments by Price Associates	1.28%	1.27%	1.28%	1.28%	1.28%
Net expenses after waivers/payments by Price Associates	1.28%	1.27%	1.28%	1.28%	1.28%
Net investment loss	(0.39)%	(0.55)%	(0.55)%	(0.61)%	(0.68)%
Portfolio turnover rate	25.2%	25.8%	28.7%	27.4%	26.6%
Net assets, end of period (in thousands)	$ 103,801	$ 148,529	$ 178,432	$ 232,894	$ 257,249

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 5 for details of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 12/31/18	12/31/17	12/31/16	8/28/15[1] Through 12/31/15
NET ASSET VALUE				
Beginning of period	$ 87.01	$ 75.36	$ 73.31	$ 79.78
Investment activities				
Net investment income[2][3]	0.26	0.10	0.09	0.11
Net realized and unrealized gain/loss	(1.52)	18.67	4.67	0.42
Total from investment activities	(1.26)	18.77	4.76	0.53
Distributions				
Net investment income	(0.24)	–	–	–
Net realized gain	(9.14)	(7.12)	(2.71)	(7.00)
Total distributions	(9.38)	(7.12)	(2.71)	(7.00)
NET ASSET VALUE				
End of period	**$ 76.37**	**$ 87.01**	**$ 75.36**	**$ 73.31**
Ratios/Supplemental Data				
Total return[3][4]	**(1.91)%**	**25.02%**	**6.45%**	**0.79%**
Ratios to average net assets:[2]				
Gross expenses before waivers/payments by Price Associates	0.62%	0.62%	0.63%	0.64%[5]
Net expenses after waivers/payments by Price Associates	0.62%	0.62%	0.63%	0.64%[5]
Net investment income	0.29%	0.11%	0.12%	0.48%[5]
Portfolio turnover rate	25.2%	25.8%	28.7%	27.4%
Net assets, end of period (in millions)	$ 5,561	$ 4,076	$ 2,277	$ 329

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 5 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.0%		
COMMUNICATION SERVICES 1.9%		
Entertainment 0.1%		
Electronic Arts (1)	400,000	31,564
		31,564
Interactive Media & Services 1.8%		
IAC/InterActiveCorp (1)	2,300,000	420,992
Zillow Group, Class A (1)	500,000	15,715
Zillow Group, Class C (1)	1,600,000	50,528
		487,235
Total Communication Services		518,799
CONSUMER DISCRETIONARY 14.1%		
Auto Components 1.1%		
Aptiv	3,750,000	230,888
Visteon (1)	1,050,000	63,294
		294,182
Automobiles 0.1%		
Ferrari	250,000	24,860
		24,860
Diversified Consumer Services 0.5%		
ServiceMaster Global Holdings (1)	4,015,482	147,529
		147,529
Hotels, Restaurants & Leisure 6.0%		
Aramark	4,950,000	143,401
Darden Restaurants	875,000	87,378
Dunkin' Brands Group	2,500,000	160,300
Hilton Worldwide Holdings	2,500,000	179,500
Marriott International, Class A	2,000,000	217,120
MGM Resorts International	11,500,000	278,990
Norwegian Cruise Line Holdings (1)	8,500,000	360,315

Vail Resorts	1,110,000	234,010
		1,661,014
Multiline Retail 2.2%		
Dollar General	3,200,000	345,856
Dollar Tree (1)	2,750,000	248,380
		594,236
Specialty Retail 2.7%		
Burlington Stores (1)	1,400,000	227,738
CarMax (1)	2,800,000	175,644
Michaels (1)	4,000,000	54,160
O'Reilly Automotive (1)	500,000	172,165
Ulta Beauty (1)	500,000	122,420
		752,127
Textiles, Apparel & Luxury Goods 1.5%		
Tapestry	12,000,000	405,000
		405,000
Total Consumer Discretionary		3,878,948
CONSUMER STAPLES 3.0%		
Food & Staples Retailing 2.0%		
Casey's General Stores (2)	1,900,000	243,466
Kroger	5,750,000	158,125
Sprouts Farmers Market (1)	6,000,000	141,060
		542,651
Food Products 1.0%		
Conagra Brands	5,000,000	106,800
TreeHouse Foods (1)(2)	3,500,000	177,485
		284,285
Total Consumer Staples		826,936
ENERGY 2.1%		
Oil, Gas & Consumable Fuels 2.1%		
Cabot Oil & Gas	7,000,000	156,450
Centennial Resource Development, Class A (1)	5,000,000	55,100
Concho Resources (1)	2,000,000	205,580

Continental Resources (1)	2,500,000	100,475
Venture Global LNG, Series B , Acquisition Date: 3/8/18 Cost $4,038 (1)(3)(4)	1,337	6,953
Venture Global LNG, Series C , Acquisition Date: 10/16/17 - 3/8/18, Cost $33,184 (1)(3)(4)	9,021	46,909
Total Energy		571,467
FINANCIALS 8.7%		
Banks 1.0%		
Fifth Third Bancorp	8,000,000	188,240
Webster Financial	1,750,000	86,257
		274,497
Capital Markets 3.3%		
Cboe Global Markets	2,500,000	244,575
KKR, Class A	6,000,000	117,780
MarketAxess Holdings	500,000	105,655
Oaktree Capital Partnership	1,225,000	48,694
TD Ameritrade Holding	8,250,000	403,920
		920,624
Consumer Finance 0.3%		
SLM (1)	9,000,000	74,790
		74,790
Insurance 4.1%		
Assurant	1,600,000	143,104
Axis Capital Holdings	1,750,000	90,370
Fidelity National Financial	9,000,000	282,960
Progressive	2,000,000	120,660
Willis Towers Watson	3,150,000	478,359
		1,115,453
Total Financials		2,385,364
HEALTH CARE 15.9%		
Biotechnology 2.0%		
Alkermes (1)	6,000,000	177,060
Alnylam Pharmaceuticals (1)	1,250,000	91,137
Incyte (1)	2,050,000	130,359

Sage Therapeutics (1)	445,000	42,627
Seattle Genetics (1)	1,750,000	99,155
		540,338
Health Care Equipment & Supplies 8.2%		
Cooper	2,250,000	572,625
Exact Sciences (1)	1,700,000	107,270
Hologic (1)	12,750,000	524,025
ICU Medical (1)	525,000	120,556
IDEXX Laboratories (1)	379,573	70,608
Teleflex (2)	2,750,000	710,820
West Pharmaceutical Services	1,500,000	147,045
		2,252,949
Health Care Providers & Services 0.7%		
Acadia Healthcare (1)	3,750,000	96,412
MEDNAX (1)	3,000,000	99,000
		195,412
Health Care Technology 0.1%		
athenahealth (1)	249,000	32,851
		32,851
Life Sciences Tools & Services 3.2%		
Agilent Technologies	7,000,000	472,220
Bruker (2)	9,400,000	279,838
IQVIA Holdings (1)	1,000,000	116,170
		868,228
Pharmaceuticals 1.7%		
Amneal Pharmaceuticals (1)(2)	7,250,000	98,093
Catalent (1)(2)	7,750,000	241,645
Elanco Animal Health (1)	777,715	24,521
Perrigo	2,500,000	96,875
		461,134
Total Health Care		4,350,912

INDUSTRIALS & BUSINESS SERVICES 19.7%

Aerospace & Defense 4.2%		
BWX Technologies	3,200,000	122,336
Harris	3,350,000	451,078
L3 Technologies	555,000	96,381
Maxar Technologies	1,850,000	22,126
Textron	10,300,000	473,697
		1,165,618
Airlines 0.9%		
Alaska Air Group	1,250,000	76,063
United Continental Holdings (1)	2,000,000	167,460
		243,523
Building Products 0.7%		
Allegion	2,500,000	199,275
		199,275
Commercial Services & Supplies 1.7%		
frontdoor (1)	2,500,000	66,525
KAR Auction Services	4,000,000	190,880
Waste Connections	2,750,000	204,187
		461,592
Electrical Equipment 1.5%		
Sensata Technologies Holding (1)(2)	9,400,000	421,496
		421,496
Industrial Conglomerates 1.2%		
Roper Technologies	1,250,000	333,150
		333,150
Machinery 4.4%		
Colfax (1)(2)	6,000,000	125,400
Fortive	4,200,000	284,172
Gardner Denver Holdings (1)	8,600,000	175,870
IDEX	2,900,000	366,154
Xylem	3,750,000	250,200
		1,201,796

Professional Services 3.8%		
CoStar Group (1)	500,000	168,670
Equifax	1,500,000	139,695
IHS Markit (1)	3,750,000	179,887
TransUnion	4,000,000	227,200
Verisk Analytics (1)	3,000,000	327,120
		1,042,572
Road & Rail 1.0%		
JB Hunt Transport Services	850,000	79,084
Kansas City Southern	2,000,000	190,900
		269,984
Trading Companies & Distribution 0.3%		
HD Supply Holdings (1)	2,000,000	75,040
		75,040
Total Industrials & Business Services		5,414,046
INFORMATION TECHNOLOGY 21.3%		
Electronic Equipment, Instruments & Components 3.6%		
Coherent (1)	598,544	63,272
Corning	10,000,000	302,100
Keysight Technologies (1)	8,500,000	527,680
National Instruments	2,300,000	104,374
		997,426
IT Services 6.7%		
Black Knight (1)	4,500,000	202,770
CoreLogic (1)(2)	6,000,000	200,520
Fidelity National Information Services	1,975,000	202,536
Fiserv (1)	4,000,000	293,960
FleetCor Technologies (1)	1,250,000	232,150
Gartner (1)	1,000,000	127,840
Global Payments	1,250,000	128,913
Shopify, Class A (1)	350,000	48,458
Worldpay, Class A (1)	5,250,000	401,257
		1,838,404

Semiconductors & Semiconductor Equipment 4.7%		
Marvell Technology Group	11,500,000	186,185
Maxim Integrated Products	3,750,000	190,687
Microchip Technology	7,500,000	539,400
Skyworks Solutions	2,250,000	150,795
Xilinx	2,500,000	212,925
		1,279,992
Software 6.3%		
Atlassian, Class A (1)	2,500,000	222,450
CDK Global	1,900,000	90,972
Ceridian HCM Holding (1)	800,000	27,592
DocuSign (1)	1,269,909	50,898
Guidewire Software (1)	700,000	56,161
Red Hat (1)	1,244,400	218,566
Splunk (1)	1,275,000	133,684
SS&C Technologies Holdings	2,700,000	121,797
Symantec	10,500,000	198,398
Tableau Software, Class A (1)	1,700,000	204,000
Workday, Class A (1)	2,500,000	399,200
		1,723,718
Total Information Technology		5,839,540
MATERIALS 6.0%		
Chemicals 2.5%		
Air Products & Chemicals	2,000,000	320,100
RPM International	4,000,000	235,120
Valvoline	7,000,000	135,450
		690,670
Construction Materials 0.5%		
Martin Marietta Materials	750,000	128,903
		128,903
Containers & Packaging 2.5%		
Ardagh Group	550,000	6,094
Avery Dennison	1,000,000	89,830
Ball	9,250,000	425,315

Sealed Air	4,900,000	170,716
		691,955
Metals & Mining 0.5%		
Franco-Nevada	2,000,000	140,340
		140,340
Total Materials		1,651,868
REAL ESTATE 0.1%		
Real Estate Management & Development 0.1%		
WeWork, Class A , Acquisition Date: 12/9/14 – 5/26/15 Cost $7,211 (1)(3)(4)	497,567	25,779
Total Real Estate		25,779
UTILITIES 1.2%		
Gas Utilities 0.4%		
Atmos Energy	1,100,000	101,992
		101,992
Multi-Utilities 0.8%		
Sempra Energy	2,000,000	216,380
		216,380
Total Utilities		318,372
Total Common Stocks (Cost $19,394,672)		**25,782,031**
CONVERTIBLE PREFERRED STOCKS 0.7%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Direct Marketing Retail 0.2%		
Roofoods, Series F , Acquisition Date: 9/12/17, Cost $42,389 (1)(3)(4)	119,888	61,134
Total Consumer Discretionary		61,134
INFORMATION TECHNOLOGY 0.1%		
Software 0.1%		
Slack Technologies, Series H , Acquisition Date: 8/17/18 Cost $21,049 (1)(3)(4)	1,768,000	21,049
Total Information Technology		21,049

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has four classes of shares: the Mid-Cap Growth Fund (Investor Class), the Mid-Cap Growth Fund–Advisor Class (Advisor Class), the Mid-Cap Growth Fund–R Class (R Class), and the Mid-Cap Growth Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2018, the fund realized $347,502,000 of net gain on $706,666,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2018, totaled $51,803,000 for the year ended December 31, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2018, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,280,139,000 and $9,398,987,000, respectively, for the year ended December 31, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized for tax purposes as follows:

At December 31, 2018, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies for tax purposes. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and Advisor Class. For the year ended December 31, 2018, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $3,235,000 for T. Rowe Price Services, Inc.; and $5,705,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2018, the fund was charged $432,000 for shareholder servicing costs related to the college savings plans, of which $334,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At December 31, 2018, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2018, the fund was allocated $128,000 of Spectrum Funds’ expenses and $6,469,000 of Retirement Funds’ expenses. Of these amounts, $2,124,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2018, approximately 18% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2018, approximately 17% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2018, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Mid-Cap Growth Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$302,219,000 from short-term capital gains.

■	$3,321,088,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $238,468,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $212,988,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore(b) (1959) 2018 [189]

President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present); Member, Chimera Investment Corporation (2017 to present); Member, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels(b) (1959) 2018 [189]	President, The Johns Hopkins University(c) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

John G. Schreiber (1946) 2001 [189]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present)

Mark R. Tercek (1957) 2009 [189]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.

(c)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard** (1956) 2006 [0]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds (2006 to July 2018)

David Oestreicher (1967) 2018 [189]

Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong, and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective at the conclusion of a meeting of the Boards of the Price Funds held on July 25, 2018, Mr. Bernard resigned from his role as a director and chairman of the Boards of all the Price Funds.

OFFICERS

Name (Year of Birth) Position Held With Mid-Cap Growth Fund	Principal Occupation(s)

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian W.H. Berghuis, CFA (1958) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph B. Fath, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert J. Marcotte (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ian C. McDonald (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Joshua K. Spencer, CFA (1973) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John F. Wakeman (1962) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Justin P. White (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,544,000 and $2,169,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 15, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2019